SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2002

               Environmental Oil Processing Technology Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                        000-29509                  82-0520055
           ----                        ---------                  ----------
(State or other jurisdiction of   (Commission File No.)        (I.R.S. Employer
incorporation)                                               Identification No.)


               2801 Brandt Avenue, Nampa, Idaho                      83687
               --------------------------------                      -----
           (Address of Principal Executive Offices)               (Zip Code)




        Registrant's telephone number, including area code: 208-463-0063




                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 19, 2002, the Registrant announced that the civil action filed by the former owners of the Corporation's subsidiary, Project Development Industries, L.L.C. ("PDI") against the Corporation was dismissed on March 12, 2002 and that the parties entered into a Separation Agreement, Settlement Agreement and Mutual Release dated March 4, 2002 (the "Settlement Agreement"). Pursuant to the Settlement Agreement, PDI will no longer be a subsidiary of the Registrant and ownership will be returned to the former owners of PDI prior to the Share Purchase Agreement between the Registrant and PDI dated February 1999.

         Further information regarding the civil action and Settlement Agreement is set forth in the Registrant's press release dated March 19, 2002, attached as
Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1--        Press Release dated March 19, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 19, 2002                   ENVIRONMENTAL OIL PROCESSING
                                       TECHNOLOGY CORPORATION




                                       By: /s/ N. Tod Tripple
                                       ----------------------
                                               N. Tod Tripple
                                               President